UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 7, 2007

                                  BUNGE LIMITED
             (Exact name of Registrant as specified in its charter)

           Bermuda                     001-16625                 98-0231912
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
      of incorporation)                                   Identification Number)

            50 Main Street                                       10606
        White Plains, New York                                (Zip code)
(Address of principal executive offices)

                                 (914) 684-2800
              (Registrant's telephone number, including area code)

                                      N.A.
          (Former name or former address, if changes since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

     On February 8, 2007, Bunge Limited issued a press release reporting fourth quarter and full year results for 2006. A copy of the press release is attached hereto as Exhibit 99.1. The attached Exhibit 99.1 is furnished in its entirety pursuant to this Item 2.02.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     On February 8, 2007, Bunge issued a press release announcing that William Wells, Bunge's Chief Financial Officer, will leave Bunge effective April 1, 2007. Bunge also announced on February 8, 2007 that Andrew J. Burke will assume the role of interim Chief Financial Officer, effective April 2, 2007. Mr. Burke, age 51, has served as Co-CEO, Bunge Global Agribusiness since November 2006. Mr. Burke joined Bunge in January 2002, serving initially as Managing Director, Soy Ingredients and New Business Development and later as Managing Director, New Business. The press release is filed as Exhibit 99.2 hereto.

Item 9.01  Financial Statements and Exhibits

           (a)  None

           (b)  None

           (c)  Exhibits

           Exhibit No.    Description
           ----------     -------------------------------------
           99.1           Press Release, dated February 8, 2007

           99.2           Press Release, dated February 8, 2007

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

           Dated:  February 8, 2007


                                             BUNGE LIMITED


                                             By: /S/ CARLA HEISS
                                                --------------------------------
                                                Name:  Carla Heiss
                                                Title: Assistant General Counsel

                                    EXHIBITS

Exhibit No.    Description
----------     -------------------------------------
99.1           Press Release, dated February 8, 2007

99.2           Press Release, dated February 8, 2007